UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2017

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 29, 2017

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. improved during the six months ended November 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2017 U.S. gross domestic product (“GDP”)i growth, as revised, was 1.2%. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s final reading for third quarter 2017 GDP growth — released after the reporting period ended — was 3.2%. Stronger growth was attributed to a number of factors, including positive contributions from private inventory investment and upturns in state and local government spending. These positive factors were partly offset by a decrease in personal consumption expenditures, nonresidential fixed investment and exports.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on November 30, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In November 2017, 23.8% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

The Fed’s next rate hike occurred at its meeting that ended on March 15, 2017, as it raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, after the reporting period ended, the Fed raised rates to a range between 1.25% and 1.50%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. However, on November 2, 2017, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended November 30, 2017. The yield for the two-year Treasury note began the reporting period at 1.28%. The low for the period of 1.27% occurred on September 7 and September 8, 2017. The yield for the two-year Treasury note ended the reporting period at 1.78% — equaling its high for the period. The yield for the ten-year Treasury began the reporting period at 2.21% and ended the period at 2.42%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.46% took place on October 26, 2017.

IV	Western Asset Global High Income Fund Inc.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given shifting expectations for global growth, questions regarding future central bank monetary policy, uncertainties pertaining to U.S. fiscal policy and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned 0.68% during the six-month reporting period ended November 30, 2017.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 2.29% for the six months ended November 30, 2017. The high-yield market rallied in June and July 2017. This was driven by overall robust demand from investors looking to generate incremental yield in the low interest rate environment. The high yield market was then relatively flat in August 2017, and again moved higher in September and October 2017. However, the high-yield market then experienced a modest setback in November 2017.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 2.03% during the six months ended November 30, 2017. The asset class posted positive results during four of the six months of the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar.

Performance review

For the six months ended November 30, 2017, Western Asset Global High Income Fund Inc. returned 3.25% based on its net asset value (“NAV”)xii and 0.66% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 0.68%, 2.29% and 2.03%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagexiii returned 2.48% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.40 per share. As of November 30, 2017, the Fund estimates that 98% of the distributions were sourced from net investment income and 2% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2017. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Global High Income Fund Inc.	V

Investment commentary (cont’d)

Performance Snapshot as of November 30, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$11.27 (NAV)	3.25	%†
$9.90 (Market Price)	0.66	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

December 29, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including

VI	Western Asset Global High Income Fund Inc.

the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global High Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any, from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

VIII	Western Asset Global High Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2017 and May 31, 2017 and does not include derivatives such as written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2017

Total Spread Duration
EHI	— 4.58 years
Benchmark	— 5.67 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2017

Total Effective Duration
EHI	— 4.89 years
Benchmark	— 5.63 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 92.5%
Consumer Discretionary — 14.0%
Auto Components — 1.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	3,670,000		$3,782,375	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	550,000		559,972	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,240,000		1,258,600	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,930,000		2,063,421	(a)
Total Auto Components					7,664,368
Diversified Consumer Services — 1.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	150,061	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	3,510,000		3,882,937	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		193,325
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000		918,225
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	580,000		593,050	(a)
Total Diversified Consumer Services					5,737,598
Hotels, Restaurants & Leisure — 2.8%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	970,983		970,983	(a)(b)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,650,000		1,658,250	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,920,000		2,037,600
CCM Merger Inc., Senior Notes	6.000%	3/15/22	192,000		197,760	(a)
EI Group PLC, Senior Secured Bonds	6.500%	12/6/18	1,589,000	GBP	2,258,473
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	850,000		919,590
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	2,060,000		2,134,675
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,420,000		1,500,372
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,585,000		1,715,762	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,000,000		1,013,750	(a)
Total Hotels, Restaurants & Leisure					14,407,215
Household Durables — 0.6%
Lennar Corp., Senior Notes	4.750%	11/29/27	2,220,000		2,281,050	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	940,000		921,341	(a)
Total Household Durables					3,202,391
Leisure Products — 0.1%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	440,000		368,500	(a)

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Media — 5.8%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	780,000	$822,900	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,360,000	3,555,096
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	570,000	657,729
DISH DBS Corp., Senior Notes	7.875%	9/1/19	350,000	375,449
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,090,000	1,125,425
DISH DBS Corp., Senior Notes	5.875%	11/15/24	690,000	697,763
DISH DBS Corp., Senior Notes	7.750%	7/1/26	940,000	1,017,550
EW Scripps Co., Senior Notes	5.125%	5/15/25	1,110,000	1,110,000	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	670,000	711,038	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	2,710,000	2,672,737	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	5,270,000	5,328,655	(a)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,307,000	1,405,373
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	491,000	528,164
UBM PLC, Notes	5.750%	11/3/20	1,500,000	1,560,611	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	3,380,000	3,371,550	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,070,000	2,155,387	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,270,000	1,319,212	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	1,220,000	1,234,091	(a)
Total Media				29,648,730
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,180,000	2,376,200	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,640,000	1,547,750	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,900,000	1,903,230
PetSmart Inc., Senior Notes	8.875%	6/1/25	660,000	498,300	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,830,000	1,862,025	(a)
Total Specialty Retail				8,187,505
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,320,000	2,377,304	(a)
Total Consumer Discretionary				71,593,611
Consumer Staples — 1.6%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	890,000	902,794	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	543,000	572,999	(a)
Total Beverages				1,475,793

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	920,000	$848,700	(a)
Food Products — 0.8%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	800,000	831,000	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	430,000	453,650	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	410,000	424,432	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	1,000,000	1,056,250	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	1,080,000	1,129,950	(a)
Total Food Products				3,895,282
Household Products — 0.2%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	510,000	544,425
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	364,000
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000	403,275
Total Household Products				1,311,700
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	590,000	540,588
Total Consumer Staples				8,072,063
Energy — 19.9%
Energy Equipment & Services — 0.7%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,130,000	1,194,975	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	770,000	834,488	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	1,210,000	1,246,300	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	280,000	224,700
Total Energy Equipment & Services				3,500,463
Oil, Gas & Consumable Fuels — 19.2%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	60,506
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	220,000	226,739
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	664,900
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,400,000	1,478,750
Berry Petroleum Co. Escrow	—	—	580,000	0	*(d)(e)(f)
Berry Petroleum Co. Escrow	—	—	1,384,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,668,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,640,000	1,886,000	(a)
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	1,030,000	1,048,025	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,960,000	2,131,500

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	$2,849,200
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	110,000	106,700
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,870,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	518,000
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	680,000	653,004	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	1,022,500
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,100,000	1,089,000
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,440,000	1,375,200
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	310,547
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	30,000	30,477
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,260,000	1,360,800
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	293,113
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,842,750
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	91,938
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	520,000	527,800	(a)(g)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	840,000	852,600	(a)(g)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	144,950
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	1,410,000	1,607,400	(b)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,920,000	2,130,000	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,110,000	1,107,225
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	633,455
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,087,626
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,390,000	1,785,277
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	561,854	(c)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	740,000	771,515	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,210,000	2,905,050	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,548,750
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	1,390,000	1,448,269	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,430,000	1,773,200	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,350,000	1,356,750
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,958,950
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	807,775

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	570,000	$610,189	(c)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	970,000	969,981
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	1,400,000	1,442,000
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,632,000	1,616,496
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,100,000	2,318,400
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	2,233,800
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,610,000	4,638,812
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	970,000	932,412
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	1,235,000	290,225	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,170,000	1,250,437
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,535,000	2,898,772
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	1,097,000	1,146,047
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,346,791	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,610,000	1,731,967	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	940,000	984,890	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	1,193,400	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,210,437	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,070,000	1,086,890	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	740,000	821,503
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	309,039
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,710,000	1,628,775
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	3,880,000	3,293,150
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	922,284	940,730	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	1,390,000	1,426,487
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	1,480,000	1,522,550
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	500,000	494,375
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,924,351
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,500,000	1,556,250	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	500,000	512,650	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	870,000	880,875
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	580,000	582,900
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000	419,900
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,670,000	1,678,350
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	708,050
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	639,090

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	$1,598,712
WPX Energy Inc., Senior Notes	7.500%	8/1/20	430,000	468,700
WPX Energy Inc., Senior Notes	8.250%	8/1/23	230,000	260,763
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	820,000	930,290	(a)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	950,000	1,094,590	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000	1,077,780	(a)
Total Oil, Gas & Consumable Fuels				98,257,901
Total Energy				101,758,364
Financials — 16.1%
Banks — 7.2%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000	565,650	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	450,000	470,756	(a)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,200,000	1,366,620	(h)(i)
Bank of America Corp., Notes	6.875%	4/25/18	390,000	397,639
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000	497,562
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,593,512
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000	3,084,784	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000	3,912,515
Barclays PLC, Junior Subordinated Bonds (USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	420,000	443,428	(h)(i)
Barclays PLC, Subordinated Notes	4.836%	5/9/28	350,000	364,072
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	240,000	260,400	(a)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,360,000	1,577,600	(a)(h)(i)
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000	503,488
CIT Group Inc., Senior Notes	5.000%	8/1/23	2,070,000	2,232,909
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	660,000	714,615	(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	1,260,000	1,392,300	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,160,000	2,599,180	(a)(h)(i)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,130,000	2,313,713	(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	660,000	854,700	(h)(i)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	760,000		$858,800	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		808,347
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	490,000		579,871
Santander UK Group Holdings PLC, Junior Subordinated Bonds (GBP 5 year swap rate + 5.543%)	7.375%	6/24/22	1,240,000	GBP	1,842,157	(c)(h)(i)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	2,700,000		2,763,979	(c)(h)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	400,000		403,837	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,000,000		990,049	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	3,250,000		3,421,091	(a)
Total Banks					36,813,574
Capital Markets — 2.1%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	840,000		950,730
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,580,000		1,696,525
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		334,695
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,518,230
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,699,943
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,883,070	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		477,153
Total Capital Markets					10,560,346
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		144,157
American Express Co., Junior Subordinated Notes (3 mo. USD LIBOR + 3.428%)	5.200%	11/15/19	540,000		558,560	(h)(i)
American Express Co., Notes	7.000%	3/19/18	260,000		263,841
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,120,000		1,170,400	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,083,395
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	840,000		868,140
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		262,200
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,760,000		1,628,000	(a)
Total Consumer Finance					5,978,693
Diversified Financial Services — 5.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	580,000		602,600
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	640,000		682,017
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		189,430

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,650,000		$1,621,125	(a)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,393,600	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	2,850,000		2,842,875	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	2,810,000		2,817,025	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	3.373%	11/15/25	2,500,000		2,541,987
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	230,000		242,142
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		3,018,889
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		648,580
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	10/1/25	820,000		820,000	(a)
Nationwide Building Society, Junior Subordinated Notes (GBP 5 year swap rate + 4.880%)	6.875%	6/20/19	1,080,000	GBP	1,535,912	(c)(h)(i)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	1,000,000		1,042,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,920,000		1,970,400	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	1,310,000		1,273,975	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	3,520,000		3,612,400	(a)
Total Diversified Financial Services					26,855,457
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000		660,562	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	410,000	GBP	564,881	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	680,000		589,900
Total Insurance					1,815,343
Total Financials					82,023,413
Health Care — 7.0%
Biotechnology — 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	580,000		571,300	(a)
Health Care Providers & Services — 4.0%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	420,000		410,550	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	3,465,000		3,472,969	(d)(e)(h)(j)
Centene Corp., Senior Notes	5.625%	2/15/21	830,000		859,050
Centene Corp., Senior Notes	4.750%	5/15/22	920,000		959,569
Centene Corp., Senior Notes	6.125%	2/15/24	630,000		675,675
Centene Corp., Senior Notes	4.750%	1/15/25	3,470,000		3,568,201
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	3,960,000		3,559,050
DaVita Inc., Senior Notes	5.750%	8/15/22	650,000		670,231
DaVita Inc., Senior Notes	5.125%	7/15/24	1,210,000		1,233,444
DaVita Inc., Senior Notes	5.000%	5/1/25	2,010,000		2,015,628

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000	$872,788
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000	2,055,248
Total Health Care Providers & Services				20,352,403
Pharmaceuticals — 2.9%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	2,250,000	2,271,934
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,760,000	1,784,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	510,000	510,638	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	940,000	930,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	310,000	303,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,820,000	4,717,575	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	750,000	657,975	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,630,000	2,265,087	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,200,000	1,288,500	(a)
Total Pharmaceuticals				14,730,309
Total Health Care				35,654,012
Industrials — 6.4%
Aerospace & Defense — 0.5%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,700,000	1,772,250	(a)
RBS Global Inc./Rexnord LLC, Senior Notes	4.875%	12/15/25	680,000	680,000	(a)(g)
Total Aerospace & Defense				2,452,250
Air Freight & Logistics — 0.3%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,330,000	1,409,800	(a)
Airlines — 0.1%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	316,175	321,076	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	217,247	247,661
Total Airlines				568,737
Building Products — 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	660,000	681,364	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	980,000	1,031,450	(a)
Total Building Products				1,712,814
Commercial Services & Supplies — 1.3%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,170,000	1,221,188	(a)
Brink’s Co., Senior Notes	4.625%	10/15/27	2,170,000	2,158,065	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,730,000	1,840,287	(a)
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	520,000	531,180
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	790,000	800,863
Total Commercial Services & Supplies				6,551,583

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	910,000	$969,150	(a)
Industrial Conglomerates — 0.1%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000	437,000	(a)
Machinery — 1.0%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,420,000	3,570,651	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	720,000	728,100	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	847,000	913,701
Total Machinery				5,212,452
Marine — 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,430,000	1,219,075	(a)
Road & Rail — 0.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	3,437,000	3,454,185	(a)
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	600,000	605,250	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	1,350,000	1,377,837	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	1,670,000	1,711,750	(a)
Total Trading Companies & Distributors				3,694,837
Transportation — 0.6%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	1,690,000	1,693,718	(a)
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	750,000	778,500	(a)
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,055,150	490,645	(a)(b)
Total Transportation				2,962,863
Transportation Infrastructure — 0.4%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	480,000	496,204	(a)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	1,240,000	1,272,550	(a)
Total Transportation Infrastructure				1,768,754
Total Industrials				32,413,500
Information Technology — 2.7%
Internet Software & Services — 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	952,600
Match Group Inc., Senior Notes	5.000%	12/15/27	730,000	737,300	(a)(g)
Total Internet Software & Services				1,689,900
IT Services — 0.2%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,000,000	1,038,750	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	3,350,000	$3,288,925	(a)
Software — 0.7%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	1,520,000	1,588,400	(a)
Microsoft Corp., Senior Notes	2.875%	2/6/24	2,000,000	2,023,717
Total Software				3,612,117
Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	970,000	1,011,229	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	940,000	1,022,197	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	410,000	415,894
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,330,000	1,296,237
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	630,000	602,305
Total Technology Hardware, Storage & Peripherals				4,347,862
Total Information Technology				13,977,554
Materials — 10.4%
Chemicals — 1.8%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	617,000	638,280	(a)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000	1,275,975	(c)
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	430,000	428,495	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000	588,528	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	510,000	546,720	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,336,934	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,066,362	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,650,000	1,753,125	(a)
Valvoline Inc., Senior Notes	4.375%	8/15/25	120,000	120,750	(a)
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,220,000	1,290,150	(a)
Total Chemicals				9,045,319
Construction Materials — 0.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	580,000	603,200	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	240,000	249,600	(c)
Total Construction Materials				852,800
Containers & Packaging — 1.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	800,000	879,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,950,000	2,076,945	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	510,000	583,950
Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,522,475

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	2,405,000	$2,614,235	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	173,840	(c)
Total Containers & Packaging				8,850,445
Metals & Mining — 6.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	983,717	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	2,122,450	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,240,000	1,266,690	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	538,437	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,548,449	(a)
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	1,140,000	1,439,250
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	490,000	523,075	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000	838,715
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,380,000	2,609,194
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000	675,648
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,490,000	3,323,178
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	880,000	944,900	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,062,811	34,541	*(a)(k)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	13,946	0	(a)(b)(d)(e)(f)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	660,000	683,100	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	946,007
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000	2,666,848
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000	1,729,000	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	460,000	526,700
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000	4,850,827
Vale SA, Senior Notes	5.625%	9/11/42	3,280,000	3,577,430
Total Metals & Mining				31,828,156
Paper & Forest Products — 0.5%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	264,000	284,184
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	215,230
Inversiones CMPC SA, Notes	4.375%	5/15/23	460,000	477,973	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000	523,293	(a)
Mercer International Inc., Senior Notes	6.500%	2/1/24	750,000	794,063
Total Paper & Forest Products				2,294,743
Total Materials				52,871,463
Real Estate — 2.4%
Equity Real Estate Investment Trusts (REITs) — 1.8%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000	112,871

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Equity Real Estate Investment Trusts (REITs) — continued
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000	$598,500
CoreCivic Inc., Senior Notes	4.625%	5/1/23	600,000	615,000
CoreCivic Inc., Senior Notes	4.750%	10/15/27	2,300,000	2,271,250
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	380,000	384,750
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000	846,300
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	3,100,000	3,239,500
VICI Properties 1 LLC/VICI FC Inc., Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	4.847%	10/15/22	960,000	968,400	(h)
Total Equity Real Estate Investment Trusts (REITs)				9,036,571
Real Estate Management & Development — 0.6%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,820,000	1,865,500
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,190,000	1,263,637	(a)
Total Real Estate Management & Development				3,129,137
Total Real Estate				12,165,708
Telecommunication Services — 9.9%
Diversified Telecommunication Services — 4.9%
British Telecommunications PLC, Bonds	9.125%	12/15/30	240,000	356,639
CenturyLink Inc., Senior Notes	7.650%	3/15/42	3,255,000	2,750,475
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,410,000	1,494,600	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	700,000	665,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	740,000	784,400	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	261,609
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	3,700,000	1,396,750	*(a)(k)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,000,000	377,500	*(c)(k)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	620,000	653,575	(a)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	780,000	972,075
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	5,740,000	6,143,522	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,185,106
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	1,040,000	1,000,074	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	5,520,000	4,802,400
Total Diversified Telecommunication Services				24,843,725
Wireless Telecommunication Services — 5.0%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	1,010,000	1,057,975	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	380,000	429,875	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000	1,306,800	(a)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,017,000	$2,388,884	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	576,100
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000	1,345,600
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,410,000	2,548,575	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000	1,765,500
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000	4,215,100
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000	1,537,200
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000	3,196,800
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,940,000	1,959,982	(a)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	750,000	788,756
VEON Holdings BV, Senior Notes	7.504%	3/1/22	450,000	519,863	(a)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000	1,213,013	(c)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	931,505	(a)
Total Wireless Telecommunication Services				25,781,528
Total Telecommunication Services				50,625,253
Utilities — 2.1%
Electric Utilities — 0.9%
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	440,955
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	650,000	716,300	(c)
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,410,000	965,427
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,000,000	2,185,000	(a)
Total Electric Utilities				4,307,682
Gas Utilities — 0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,190,000	2,151,675
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	950,000	979,099	(a)
Total Gas Utilities				3,130,774
Independent Power and Renewable Electricity Producers — 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,312,601	3,229,786
Total Utilities				10,668,242
Total Corporate Bonds & Notes (Cost — $435,701,008)				471,823,183
Convertible Bonds & Notes — 1.1%
Consumer Discretionary — 0.3%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	300,000	335,812
DISH Network Corp., Senior Notes	2.375%	3/15/24	1,150,000	1,124,844	(a)
Total Consumer Discretionary				1,460,656

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.1%
Pharmaceuticals — 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	840,000	$799,575	(a)
Information Technology — 0.7%
Communications Equipment — 0.1%
Finisar Corp., Senior Bonds	0.500%	12/15/33	260,000	262,925
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	490,000	591,063	(a)
Software — 0.4%
Verint Systems Inc., Senior Notes	1.500%	6/1/21	230,000	227,844
Workday Inc., Senior Notes	0.250%	10/1/22	1,620,000	1,601,775	(a)
Total Software				1,829,619
Technology Hardware, Storage & Peripherals — 0.1%
Electronics For Imaging Inc., Senior Bonds	0.750%	9/1/19	780,000	761,962
Total Information Technology				3,445,569
Total Convertible Bonds & Notes (Cost — $5,622,298)				5,705,800
Senior Loans — 7.1%
Consumer Discretionary — 3.6%
Auto Components — 0.8%
American Axle & Manufacturing Inc., Term Loan B	3.580-3.620%	4/6/24	4,161,250	4,176,896	(h)(l)(m)
Diversified Consumer Services — 0.3%
Weight Watchers International Inc., 2017 Term Loan B	—	11/17/24	1,650,000	1,621,153	(n)
Media — 0.8%
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.600%	1/15/24	4,212,418	4,238,455	(h)(l)(m)(n)
Specialty Retail — 1.6%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.340%	3/11/22	7,295,717	6,281,919	(h)(l)(m)(n)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	3.875%	7/5/24	1,100,000	1,104,125	(d)(h)(l)(m)
Spencer Gifts LLC, Second Lien Term Loan (2 mo. LIBOR + 8.250%)	9.530%	6/29/22	790,000	434,500	(d)(h)(l)(m)
Total Specialty Retail				7,820,544
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.980%	10/28/20	594,750	296,383	(h)(l)(m)
Total Consumer Discretionary				18,153,431
Energy — 0.2%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	312,412	265,550	*(d)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.954%	8/23/21	530,000		$565,775	(d)(h)(l)(m)
Total Energy					831,325
Industrials — 1.6%
Air Freight & Logistics — 0.5%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.533%	4/3/22	2,250,000		2,252,819	(h)(l)(m)
Airlines — 0.4%
United Airlines Inc., 2017 Repriced Term Loan	—	4/1/24	2,000,000		2,007,500	(d)(n)
Professional Services — 0.5%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.350%	4/10/23	2,500,000		2,513,280	(h)(l)(m)
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply Inc., 2017 Term Loan B	—	8/23/24	1,170,000		1,175,537	(n)
Total Industrials					7,949,136
Information Technology — 0.7%
IT Services — 0.7%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.563%	4/26/24	3,845,862		3,853,073	(h)(l)(m)
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.100%	1/31/25	2,560,000		2,462,134	(h)(l)(m)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	3.500%	9/30/25	2,320,000		2,322,900	(h)(l)(m)
Total Telecommunication Services					4,785,034
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, 2015 Term Loan B (3 Month ICE LIBOR + 6.250% PIK)	7.397%	3/4/22	883,169		618,218	*(b)(h)(k)(l)(m)
Total Senior Loans (Cost — $37,640,584)					36,190,217
Sovereign Bonds — 24.9%
Argentina — 5.7%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	3,280,000		3,670,320	(a)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	960,000		1,114,589	(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,600,000		4,194,000	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	730,000		788,539	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	21,300,000	ARS	1,219,371
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.468%	6/21/20	21,850,000	ARS	1,348,823	(h)
Republic of Argentina, Bonds	18.200%	10/3/21	21,555,000	ARS	1,278,825

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Republic of Argentina, Senior Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	22.710%	3/11/19	7,120,000	ARS	$414,529	(h)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,450,000		1,576,694
Republic of Argentina, Senior Bonds	5.625%	1/26/22	620,000		652,240
Republic of Argentina, Senior Bonds	7.500%	4/22/26	4,760,000		5,393,080
Republic of Argentina, Senior Bonds	7.125%	7/6/36	760,000		824,220
Republic of Argentina, Senior Bonds	7.625%	4/22/46	620,000		696,570
Republic of Argentina, Senior Notes	6.875%	1/26/27	870,000		952,215
Republic of Argentina, Senior Notes	8.280%	12/31/33	4,192,094		4,911,038
Total Argentina					29,035,053
Armenia — 0.2%
Republic of Armenia, Senior Notes	6.000%	9/30/20	820,000		867,240	(c)
Brazil — 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	426,000	BRL	132,780
Federative Republic of Brazil, Notes	10.000%	1/1/23	12,677,000	BRL	3,875,386
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	201,556		203,541
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,000,000		1,013,250
Total Brazil					5,224,957
Colombia — 1.5%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		658,920
Republic of Colombia, Senior Bonds	7.375%	9/18/37	4,542,000		6,090,822
Republic of Colombia, Senior Notes	7.375%	3/18/19	753,000		800,966
Total Colombia					7,550,708
Costa Rica — 0.3%
Republic of Costa Rica, Notes	7.000%	4/4/44	1,480,000		1,541,775	(a)
Croatia — 0.3%
Republic of Croatia, Senior Notes	6.625%	7/14/20	630,000		688,234	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		496,899	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000		452,730	(a)
Total Croatia					1,637,863
Dominican Republic — 0.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	120,000		127,500	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	3,630,000		4,083,750	(a)
Total Dominican Republic					4,211,250
Ecuador — 0.8%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,650,000		1,810,875	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	890,000		1,030,175	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	630,000		657,562	(c)

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Ecuador — continued
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	400,000		$450,500	(a)
Total Ecuador					3,949,112
Gabon — 0.0%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		250,312	(a)
Ghana — 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	270,000		294,840	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	920,000		1,245,622	(a)
Republic of Ghana, Senior Notes	9.250%	9/15/22	230,000		260,705	(a)
Total Ghana					1,801,167
Guatemala — 0.4%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	2,270,000		2,270,000	(a)
Honduras — 0.3%
Republic of Honduras, Senior Notes	7.500%	3/15/24	400,000		449,000	(c)
Republic of Honduras, Senior Notes	6.250%	1/19/27	1,200,000		1,282,044	(a)
Total Honduras					1,731,044
Hungary — 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	942,000		1,082,437
Republic of Hungary, Senior Notes	5.375%	3/25/24	300,000		340,755
Total Hungary					1,423,192
Indonesia — 2.0%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	265,000		266,527	(c)
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	209,000,000	IDR	17,020
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	4,635,000		5,912,364	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,369,000		3,838,228	(a)
Total Indonesia					10,034,139
Ivory Coast — 0.3%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	1,322,050		1,322,182	(c)
Jamaica — 0.2%
Government of Jamaica, Senior Notes	8.000%	3/15/39	750,000		925,470
Jordan — 0.2%
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	850,000		843,615	(a)
Kenya — 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	530,000		561,233	(a)
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	2,160,000		2,414,001	(a)
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		147,901
United Mexican States, Senior Notes	4.750%	3/8/44	660,000		672,210
Total Mexico					820,111

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Nigeria — 0.5%
Republic of Nigeria, Notes	7.875%	2/16/32	1,800,000		$2,000,034	(a)
Republic of Nigeria, Senior Notes	7.625%	11/28/47	400,000		412,786	(a)
Total Nigeria					2,412,820
Panama — 0.1%
Republic of Panama, Senior Bonds	6.700%	1/26/36	460,000		616,400
Paraguay — 0.1%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	730,000		792,050	(a)
Peru — 1.3%
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,250,000		1,634,375
Republic of Peru, Senior Bonds	4.125%	8/25/27	1,000,000		1,097,500
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,604,000		4,120,830
Total Peru					6,852,705
Poland — 1.9%
Republic of Poland, Bonds	4.000%	10/25/23	25,890,000	PLN	7,789,629
Republic of Poland, Senior Notes	6.375%	7/15/19	400,000		428,205
Republic of Poland, Senior Notes	5.125%	4/21/21	1,390,000		1,515,427
Total Poland					9,733,261
Russia — 2.7%
Russian Federal Bond, Bonds	7.050%	1/19/28	308,519,000	RUB	5,120,033
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	42,000		73,080	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	2,893,700		3,382,012	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	4,400,000		5,070,806	(a)
Total Russia					13,645,931
Senegal — 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	450,000		484,015	(c)
Sri Lanka — 0.6%
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	1,940,000		2,133,020	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	760,000		809,783	(c)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	200,000		211,435	(c)
Total Sri Lanka					3,154,238
Turkey — 0.8%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000		272,911
Republic of Turkey, Senior Bonds	4.250%	4/14/26	2,000,000		1,884,164
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		890,742
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,250,000		1,219,501
Total Turkey					4,267,318

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Ukraine — 0.6%
Republic of Ukraine, Senior Notes	7.750%	9/1/21	550,000		$586,853	(c)
Republic of Ukraine, Senior Notes	7.375%	9/25/32	2,300,000		2,271,016	(a)
Total Ukraine					2,857,869
Uruguay — 0.5%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	73,100,000	UYU	2,530,579	(c)
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	5,280,000		1,188,000	(c)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	640,000		161,600	(c)
Total Venezuela					1,349,600
Vietnam — 0.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000		217,010	(c)
Total Sovereign Bonds (Cost — $117,285,975)					127,328,220
U.S. Government & Agency Obligations — 6.7%
U.S. Government Obligations — 6.7%
U.S. Treasury Notes	1.250%	1/31/20	2,750,000		2,717,129
U.S. Treasury Notes	1.375%	9/30/20	2,100,000		2,070,100
U.S. Treasury Notes	1.375%	10/31/20	2,500,000		2,462,402
U.S. Treasury Notes	1.375%	1/31/21	3,500,000		3,437,998
U.S. Treasury Notes	1.125%	9/30/21	2,500,000		2,415,431
U.S. Treasury Notes	1.875%	1/31/22	4,000,000		3,966,406
U.S. Treasury Notes	1.750%	6/30/22	2,500,000		2,459,326
U.S. Treasury Notes	2.125%	6/30/22	3,000,000		3,001,289
U.S. Treasury Notes	2.000%	10/31/22	2,500,000		2,484,277
U.S. Treasury Notes	2.000%	11/30/22	2,650,000		2,632,092
U.S. Treasury Notes	1.625%	5/31/23	4,500,000		4,365,967
U.S. Treasury Notes	2.125%	7/31/24	2,000,000		1,978,633
Total U.S. Government & Agency Obligations (Cost — $34,248,923)					33,991,050

			Shares
Common Stocks — 0.9%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			65,403		692,618	*(d)(e)
Energy — 0.8%
Energy Equipment & Services — 0.1%
KCAD Holdings I Ltd.			77,972,021		350,874	*(d)(e)
Oil, Gas & Consumable Fuels — 0.7%
Berry Petroleum Co.			77,509		742,792	*
Blue Ridge Mountain Resources Inc.			175,718		1,757,180	*
Frontera Energy Corp.			35,250		1,010,968	*(e)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

Security‡		Shares	Value
Oil, Gas & Consumable Fuels — continued
MWO Holdings LLC		417	$0	*(d)(e)(f)
Total Oil, Gas & Consumable Fuels			3,510,940
Total Energy			3,861,814
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.		43,516	119,669	(d)(e)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		724	0	*(a)(d)(e)(f)
Total Industrials			119,669
Total Common Stocks (Cost — $6,636,817)			4,674,101

	Rate
Convertible Preferred Stocks — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	84,362	896,346	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	1,264	13,430	(b)(j)
Total Convertible Preferred Stocks (Cost — $786,160)			909,776
Preferred Stocks — 0.1%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.750%	5,950	163,149	(h)
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	19,340,900	193,409	(d)(e)
Total Preferred Stocks (Cost — $1,729,422)			356,558
Total Investments before Short-Term Investments (Cost — $639,651,187)			680,978,905
Short-Term Investments — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $3,235,795)	1.013%	3,235,795	3,235,795
Total Investments — 134.1% (Cost — $642,886,982)			684,214,700
Liabilities in Excess of Other Assets — (34.1)%			(174,158,445)
Total Net Assets — 100.0%			$510,056,255

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Value is less than $1.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Restricted security (See Note 5).

(k)	The coupon payment on these securities is currently in default as of November 30, 2017.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of November 30, 2017. The interest rate for fully unfunded term loans is to be determined.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
GBP	— British Pound
IDR	— Indonesian Rupiah
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble
UYU	— Uruguayan Peso

Schedule of Written Options
Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Euro Currency Futures, Call	1/5/18	$1.19	68	$8,500,000	$121,550
Euro Currency Futures, Call	1/5/18	1.20	30	3,750,000	34,125
Total Exchange-Traded Written Options (Premiums received — $128,924)					$155,675

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

November 30, 2017

Western Asset Global High Income Fund Inc.

At November 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	200,000	USD	236,944	Barclays Bank PLC	1/19/18	$1,856
USD	5,470,329	GBP	4,103,434	Barclays Bank PLC	1/19/18	(89,283)
EUR	8,844,518	USD	10,501,627	Citibank N.A.	1/19/18	58,714
Total						$(28,713)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

Summary of Investments by Country** (unaudited)
United States	52.8%
Brazil	5.6
Argentina	5.0
United Kingdom	4.2
Russia	3.2
Colombia	2.2
Indonesia	2.2
France	2.0
Peru	1.9
Mexico	1.8
Ireland	1.8
Poland	1.4
Canada	1.4
Netherlands	1.3
Italy	1.2
United Arab Emirates	1.0
Turkey	0.8
Germany	0.8
Switzerland	0.6
Dominican Republic	0.6
Ecuador	0.6
Luxembourg	0.6
Hungary	0.5
Spain	0.5
Sri Lanka	0.5
Ukraine	0.4

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Uruguay	0.4%
Lithuania	0.3
Nigeria	0.3
Morocco	0.3
Guatemala	0.3
Costa Rica	0.3
Ghana	0.3
Honduras	0.3
Venezuela	0.2
Croatia	0.2
Malaysia	0.2
Ivory Coast	0.2
Chile	0.2
Jamaica	0.1
Armenia	0.1
Jordan	0.1
Paraguay	0.1
Qatar	0.1
Panama	0.1
India	0.1
Kenya	0.1
Zambia	0.1
Senegal	0.1
South Korea	0.1
Gabon	0.0	‡
Vietnam	0.0	‡
Australia	0.0	‡
Short-Term Investments	0.5
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2017 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

November 30, 2017

Assets:
Investments, at value (Cost — $642,886,982)	$684,214,700
Foreign currency, at value (Cost — $1,428,867)	1,397,903
Cash	565,730
Interest receivable	9,647,114
Receivable for securities sold	3,321,090
Deposits with brokers for exchange-traded options	226,134
Unrealized appreciation on forward foreign currency contracts	60,570
Prepaid expenses	11,381
Other receivables	31,755
Total Assets	699,476,377

Liabilities:
Loan payable (Note 6)	171,000,000
Payable for securities purchased	14,533,558
Distributions payable	3,008,603
Investment management fee payable	448,119
Written options, at value (premiums received — $128,924)	155,675
Unrealized depreciation on forward foreign currency contracts	89,283
Interest payable	71,118
Directors’ fees payable	2,908
Accrued foreign capital gains tax	32
Accrued expenses	110,826
Total Liabilities	189,420,122
Total Net Assets	$510,056,255

Net Assets:
Par value ($0.001 par value; 45,242,170 shares issued and outstanding; 100,000,000 shares authorized)	$45,242
Paid-in capital in excess of par value	635,253,881
Overdistributed net investment income	(4,450,295)
Accumulated net realized loss on investments, written options, forward foreign currency contracts and foreign currency transactions	(162,045,441)
Net unrealized appreciation on investments, written options, forward foreign currency contracts and foreign currencies	41,252,868	†
Total Net Assets	$510,056,255

Shares Outstanding	45,242,170

Net Asset Value	$11.27

†	Net of accrued foreign capital gains tax of $32.

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2017

Investment Income:
Interest	$22,155,012
Dividends	25,205
Less: Foreign taxes withheld	(66)
Total Investment Income	22,180,151

Expenses:
Investment management fee (Note 2)	2,909,913
Interest expense (Note 6)	1,836,626
Transfer agent fees	98,183
Directors’ fees	60,609
Audit and tax fees	46,879
Legal fees	36,222
Shareholder reports	20,095
Stock exchange listing fees	11,624
Commitment fees (Note 6)	11,438
Custody fees	7,263
Insurance	4,112
Reorganization fees (Note 8)	213
Miscellaneous expenses	10,381
Total Expenses	5,053,558
Less: Fee waivers and/or expense reimbursements (Note 2)	(171,171)
Net Expenses	4,882,387
Net Investment Income	17,297,764

Realized and Unrealized Gain (Loss) on Investments, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(21,020)
Written options	225,207
Forward foreign currency contracts	242,362
Foreign currency transactions	(20,571)
Net Realized Gain	425,978
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,177,103)	‡
Written options	(26,751)
Forward foreign currency contracts	44,839
Foreign currencies	(22,641)
Change in Net Unrealized Appreciation (Depreciation)	(1,181,656)
Net Loss on Investments, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions	(755,678)
Increase in Net Assets From Operations	$16,542,086

‡	Net of change in accrued foreign capital gains tax of $32.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended November 30, 2017 (unaudited) and the Year Ended May 31, 2017	November 30	May 31

Operations:
Net investment income	$17,297,764	$34,270,254
Net realized gain	425,978	499,499
Change in net unrealized appreciation (depreciation)	(1,181,656)	33,986,327
Increase in Net Assets From Operations	16,542,086	68,756,080

Distributions to Shareholders From (Note 1):
Net investment income	(18,187,352)	(38,298,779)
Return of capital	—	(4,769,132)
Decrease in Net Assets From Distributions to Shareholders	(18,187,352)	(43,067,911)

Fund Share Transactions:
Net assets of shares issued in connection with merger (0 and 14,188,991 shares issued, respectively) (Note 8)	—	158,537,307
Cost of aggregate fractional shares repurchased (0 and 71 aggregate fractional shares repurchased, respectively) (Note 8)	—	(787)
Increase in Net Assets From Fund Share Transactions	—	158,536,520
Increase (Decrease) in Net Assets	(1,645,266)	184,224,689

Net Assets:
Beginning of period	511,701,521	327,476,832
End of period*	$510,056,255	$511,701,521
*Includesoverdistributed net investment income of:	$(4,450,295)	$(3,560,707)

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$16,542,086
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(245,668,958)
Sales of portfolio securities	249,034,112
Net purchases, sales and maturities of short-term investments	(3,812,802)
Payment-in-kind	(149,576)
Net amortization of premium (accretion of discount)	(1,749,529)
Decrease in receivable for securities sold	1,560,477
Decrease in interest receivable	636,920
Decrease in prepaid expenses	8,195
Increase in other receivables	(88)
Increase in deposits with brokers for exchange traded options	(226,134)
Decrease in deposits with brokers for centrally cleared swap contracts	170
Increase in payable for securities purchased	2,738,902
Decrease in investment management fee payable	(14,902)
Decrease in Directors’ fees payable	(6,319)
Increase in accrued foreign capital gains tax	32
Decrease in interest payable	(55,173)
Decrease in accrued expenses	(42,014)
Increase in premiums received from written options	128,924
Net realized loss on investments	12,308
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	1,159,015
Net Cash Provided by Operating Activities*	20,095,646

Cash Flows From Financing Activities:
Distributions paid on common stock	(18,571,911)
Net Cash Used in Financing Activities	(18,571,911)
Net Increase in Cash	1,523,735
Cash at Beginning of Period	439,898
Cash at End of Period	$1,963,633

*	Included in operating expenses is cash of $1,903,237 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2017[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$11.31	$10.55	$12.33	$13.59	$13.71	$12.80

Income (loss) from operations:
Net investment income	0.38	0.82	0.97	0.99	1.06	1.11
Net realized and unrealized gain (loss)	(0.02)	0.98	(1.59)	(1.09)	(0.02)	0.96
Total income (loss) from operations	0.36	1.80	(0.62)	(0.10)	1.04	2.07

Less distributions from:
Net investment income	(0.40) [3]	(0.93)	(1.16)	(1.16)	(1.16)	(1.16)
Return of capital	—	(0.11)	—	—	—	—
Total distributions	(0.40)	(1.04)	(1.16)	(1.16)	(1.16)	(1.16)

Net asset value, end of period	$11.27	$11.31	$10.55	$12.33	$13.59	$13.71

Market price, end of period	$9.90	$10.23	$9.52	$10.91	$12.91	$13.30
Total return, based on NAV[4,5]	3.25%	17.82%	(4.66)%	(0.66)%	8.12%	16.51%
Total return, based on Market Price[6]	0.66%	19.21%	(1.08)%	(6.76)%	6.59%	12.77%

Net assets, end of period (000s)	$510,056	$511,702	$327,477	$382,741	$422,015	$425,790

Ratios to average net assets:
Gross expenses	1.97%[7,8]	1.89%[8]	1.79%[8]	1.55%	1.53%	1.53%
Net expenses[9]	1.90 [7,8]	1.82 [8]	1.72 [8]	1.48	1.46	1.47
Net investment income	6.74 [7]	7.41	8.99	7.74	7.98	8.08

Portfolio turnover rate	36%	78%	71%	40%	40%	40%

Supplemental data:
Loan Outstanding, End of Period (000s)	$171,000	$171,000	$120,000	$125,000	$90,000	$100,000
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,983	$3,992	$3,729	$4,062	$5,689 [11]	$5,258 [11]
Asset Coverage Ratio for Loan Outstanding[10]	398%	399%	373%	406%	569%	526%
Weighted Average Loan (000s)	$171,000	$156,400	$120,027	$102,205	$99,863	$100,000
Weighted Average Interest Rate on Loan	2.14%	1.72%	1.18%	0.97%	0.96%	1.08%

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the six months ended November 30, 2017, would have been 1.87% and 1.80%, respectively, for the year ended May 31, 2017 and 1.76% and 1.69%, respectively, for the year ended May 31, 2016.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

34	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$70,622,628	$970,983		$71,593,611
Energy	—	101,758,364	0	*	101,758,364
Health care	—	32,181,043	3,472,969		35,654,012
Materials	—	52,871,463	0	*	52,871,463
Other corporate bonds & notes	—	209,945,733	—		209,945,733
Convertible bonds & notes	—	5,705,800	—		5,705,800
Senior loans:
Consumer discretionary	—	16,614,806	1,538,625		18,153,431
Energy	—	—	831,325		831,325
Industrials	—	5,941,636	2,007,500		7,949,136
Other senior loans	—	9,256,325	—		9,256,325
Sovereign bonds	—	127,328,220	—		127,328,220
U.S. government & agency obligations	—	33,991,050	—		33,991,050
Common stocks:
Consumer discretionary	—	—	692,618		692,618
Energy	$1,757,180	1,753,760	350,874		3,861,814
Industrials	—	—	119,669		119,669
Convertible preferred stocks	—	909,776	—		909,776
Preferred stocks:
Financials	163,149	—	—		163,149
Industrials	—	—	193,409		193,409
Total long-term investments	1,920,329	668,880,604	$10,177,972		680,978,905
Short-term investments†	3,235,795	—	—		3,235,795
Total investments	$5,156,124	$668,880,604	$10,177,972		$684,214,700
Other financial instruments:
Forward foreign currency contracts	—	60,570	—		60,570
Total	$5,156,124	$668,941,174	$10,177,972		$684,275,270

36	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$155,675	—	—	$155,675
Forward foreign currency contracts	—	$89,283	—	89,283
Total	$155,675	$89,283	—	$244,958

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of May 31, 2017	$1,153,174	$157,487		—	$0	*
Accrued premiums/discounts	16,222	—		$2,367	—
Realized gain (loss)[1]	—	(790,988)		—	—
Change in unrealized appreciation (depreciation)[2]	(16,222)	874,263		40,252	—
Purchases	74,348	—		3,430,350	—
Sales	(256,539)	(240,762)		—	—
Transfers into Level 3	—	—		—	—
Transfers out of Level 3	—	—		—	—
Balance as of November 30, 2017	$970,983	$0	*	$3,472,969	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	$(16,222)	—		$40,252	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy		Health Care	Industrials
Balance as of May 31, 2017	$918,301	$334,385		$933,240	—
Accrued premiums/discounts	5,227	1,215		285	—
Realized gain (loss)[1]	(2,817)	5,041		5,387	—
Change in unrealized appreciation (depreciation)[2]	(188,728)	(4,576)		(14,912)	—
Purchases	1,707,575	7,057		—	$2,007,500
Sales	(604,550)	(343,122)		(924,000)	—
Transfers into Level 3[3]	—	831,325		—	—
Transfers out of Level 3[4]	(296,383)	—		—	—
Balance as of November 30, 2017	$1,538,625	$831,325		—	$2,007,500
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	$(157,289)	—		—	—

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials
Balance as of May 31, 2017	$481,366	$1,322,951	$153,000	$128,807	$0	*
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	—	(1,329,489)	55,795	—	(230,080)
Change in unrealized appreciation (depreciation)[2]	211,252	1,109,472	(55,439)	(9,138)	230,080
Purchases	—	—	—	—	—
Sales	—	(9,268)	(153,356)	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[4]	—	(742,792)	—	—	—
Balance as of November 30, 2017	$692,618	$350,874	—	$119,669	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	$211,252	$(147,778)	—	$(9,138)	—

	Convertible Preferred Stocks	Preferred Stocks	Total
Investments in Securities (cont’d)	Energy	Industrials
Balance as of May 31, 2017	$1,134,544	$193,409	$6,910,664
Accrued premiums/discounts	—	—	25,316
Realized gain (loss)[1]	—	—	(2,287,151)
Change in unrealized appreciation (depreciation)[2]	(224,768)	—	1,951,536
Purchases	—	—	7,226,830
Sales	—	—	(2,531,597)
Transfers into Level 3[3]	—	—	831,325
Transfers out of Level 3[4]	(909,776)	—	(1,948,951)
Balance as of November 30, 2017	—	$193,409	$10,177,972
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2017[2]	—	—	$(78,923)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

38	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed,

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

40	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

42	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $89,283. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of November 30, 2017, there were $32 of capital gains tax liabilities accrued on unrealized gains.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2017, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a monthly subadvisory fee of 0.30% on assets managed by each subadviser.

44	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

During the periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended November 30, 2017, fees waived and/or expenses reimbursed amounted to $171,171.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$212,087,215	$33,581,743
Sales	231,650,140	17,383,972

At November 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$642,886,982	$56,851,502	$(15,523,784)	$41,327,718
Forward foreign currency contracts	—	60,570	(89,283)	(28,713)
Written options	(128,924)	1,421	(28,172)	(26,751)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$60,570

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Written options	$155,675
Forward foreign currency contracts	89,283
Total	$244,958

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Written options	$225,207
Forward foreign currency contracts	242,362
Total	$467,569

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Written options	$(26,751)
Forward foreign currency contracts	44,839
Total	$18,088

During the six months ended November 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$72,146
Forward foreign currency contracts (to buy)	12,884,146
Forward foreign currency contracts (to sell)	7,208,120

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$1,856	$(89,283)	$(87,427)	—	$(87,427)
Citibank N.A.	58,714	—	58,714	—	58,714
Total	$60,570	$(89,283)	$(28,713)	—	$(28,713)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

46	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

5. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount	Acquisition Date	Cost	Value at 11/30/2017		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,264	2/17	$12,640	$13,430		$10.63	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$3,465,000	6/17	$3,432,717	$3,472,969	(a)	$100.23	0.68%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

6. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $180,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended November 30, 2017 was $1,831,395. For the six months ended November 30, 2017, the Fund incurred commitment fees of $11,438. At November 30, 2017, the Fund had $171,000,000 of borrowings outstanding per this credit agreement. For the six months ended November 30, 2017, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $171,000,000 and the weighted average interest rate was 2.14%.

7. Distributions subsequent to November 30, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/24/2017	12/1/2017	$0.0665
12/22/2017	12/29/2017	$0.0635
1/19/2018	2/1/2018	$0.0635
2/16/2018	3/1/2018	$0.0635

8. Transfer of net assets

On August 26, 2016, the Fund acquired the assets and certain liabilities of the Western Asset Global Partners Income Fund Inc. (the “Acquired Fund”), pursuant to a plan of

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

reorganization approved by shareholders of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Global Partners Income Fund Inc.	14,188,991	$158,537,307	$346,966,649

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.910322 shares of the Fund. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $8,206,372, accumulated net realized loss of $53,157,460 and overdistributed net investment income of $165,693. Total net assets of the Fund immediately after the transfer were $505,503,956. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the year ended May 31, 2017, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

unaudited
Net investment income	$37,454,201
Net realized gain	305,006
Change in net unrealized appreciation/depreciation	43,380,204
Increase in net assets from operations	$81,139,411

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on August 26, 2016.

9. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended November 30, 2017, the Fund did not repurchase any shares.

48	Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report

10. Capital loss carryforward

As of May 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(83,001,377)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $76,192,850, which have no expiration date, must be used first to offset any such gains.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Global High Income Fund Inc. 2017 Semi-Annual Report	49

Board approval of management agreement and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case

50	Western Asset Global High Income Fund Inc.

of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory

Western Asset Global High Income Fund Inc.	51

Board approval of management agreement and sub-advisory agreements (unaudited) (cont’d)

Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe ranged in size from a low of nineteen funds, including the Fund, for the 10-year period ended June 30, 2017 to a high of thirty-two funds, including the Fund, for the 1-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked in the third quintile for the 1-year period ended June 30, 2017; the fourth quintile for the 3- and 10-year periods ended such date; and the fifth quintile for the 5-year period ended such date. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was worse than the median performance of the Performance Universe for each of the periods. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1- and 5-year periods ended June 30, 2017 but underperformed its benchmark for the 3-year period ended such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that

52	Western Asset Global High Income Fund Inc.

continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders particularly in light of the Fund’s longer term performance relative to its benchmark.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that a voluntary Management Fee waiver (the “Voluntary Management Fee Waiver”) initially implemented in 2010 would expire December 31, 2017. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and thirteen other leveraged high yield closed-end funds, as classified by Broadridge. The fourteen funds in the Expense Group had average net common share assets ranging from $221.2 million to $756.7 million. Three of the other Expense Group funds were larger than the Fund and ten were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked seventh (first being lowest and, therefore, best in these expense component rankings) among the funds in the Expense Group. Among the funds in the Expense Group, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked fifth compared on the basis of common share assets only and was ranked sixth on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fifth among the Expense Group funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. Each of the Fund’s foregoing expense components was better (i.e., lower) than the Expense Group median for that expense component. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult. The Board

Western Asset Global High Income Fund Inc.	53

Board approval of management agreement and sub-advisory agreements (unaudited) (cont’d)

considered that the Fund’s expenses were reduced by the Voluntary Management Fee Waiver that was initially implemented in 2010 and will expire December 31, 2017.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the

54	Western Asset Global High Income Fund Inc.

Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 5 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. However, the Board noted that the Voluntary Management Fee Waiver had reduced the Fund’s profitability level to the Manager and its affiliates during the period covered by the analysis and will expire December 31, 2017. Consequently, the Fund’s profitability level could increase for future periods.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Global High Income Fund Inc.	55

Additional information (unaudited)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended May 31, 2017 and May 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended May 31, 2017 and May 31, 2016 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending May 31, 2018. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended May 31, 2017 and May 31, 2016, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

56	Western Asset Global High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global High Income Fund Inc. was held on September 29, 2017, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	36,028,989	1,407,239
Daniel P. Cronin	35,173,206	2,263,022
Paolo M. Cucchi	35,170,353	2,265,875

At November 30, 2017, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi the other Directors of the Fund were as follows:

Robert D. Agdern

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Western Asset Global High Income Fund Inc.	57

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares did not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding

58	Western Asset Global High Income Fund Inc.

dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	59

Western Asset

Global High Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare, Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010654 1/18 SR17-3261

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 25, 2018